News Release

Tutor Perini Initiates a Quarterly Cash Dividend and a $200 Million Share Repurchase Program

LOS ANGELES – (BUSINESS WIRE) – November 18, 2025 – Tutor Perini Corporation (the "Company") (NYSE: TPC), a leading civil, building and specialty construction company, announced today that, in light of the Company’s strong third quarter and year-to-date 2025 results, which included record year-to-date operating cash flow of $574.4 million, of which $289.1 million was in the third quarter alone, and record backlog of $21.6 billion, the Company’s Board of Directors has declared a quarterly cash dividend of $0.06 per share and authorized a share repurchase program totaling $200 million.

Gary Smalley, Chief Executive Officer and President, said, “Our business is performing exceptionally well this year, and we recently increased our 2025 earnings guidance for the third consecutive quarter. As we continue to deliver outstanding operating results across all key metrics, including extraordinarily strong operating cash flow supported by an all-time record backlog of construction projects, our Board has determined that now is the right time to enhance our capital allocation strategy. With significant macroeconomic tailwinds based on solid customer demand and supported by tremendous amounts of federal, state and local level funding earmarked for infrastructure investments across the nation, Tutor Perini is well-positioned to generate significantly higher revenue and profit, as well as strong operating cash flow, in 2026 and 2027. As we look confidently to the future, our strategy is to combine this explosive period of growth with dividends and share repurchases to further reward our valued shareholders."

Dividend

The $0.06 per share cash dividend will be payable on December 23, 2025, to all shareholders of record at the close of business on December 9, 2025. The Company currently expects that comparable cash dividends will be paid quarterly for the foreseeable future (an expected annualized dividend of $0.24 per share).

Share Repurchase Program

Under the $200 million share repurchase program, the Company plans to purchase outstanding common shares from time to time in open market transactions or through privately negotiated transactions at the Company’s discretion, subject to market conditions and other factors and at such times and in amounts that the Company deems appropriate.

About Tutor Perini Corporation

Tutor Perini Corporation is a leading civil, building and specialty construction company offering diversified general contracting and design-build services to private customers and public agencies throughout the world. We have provided construction services since 1894 and have established a strong reputation within our markets by executing large, complex projects on time and within budget while adhering to strict safety and quality control measures. We offer general contracting, pre-construction planning and comprehensive project management services, and have strong expertise in delivering design-bid-build, design-build, construction management, and public-private partnership (P3) projects. We often self-perform multiple project components, including earthwork, excavation, concrete forming and placement, steel erection, electrical, mechanical, plumbing, heating, ventilation and air conditioning (HVAC), and fire protection.

Forward-Looking Statements

Certain statements contained in this release, including the Company’s plans on dividends and share repurchases, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future and statements regarding future dividends, share repurchases, guidance or estimates and non-historical performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential impacts on the Company. While the Company’s expectations, beliefs and projections are expressed in good faith and the Company believes there is a reasonable basis for them, there can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unfavorable outcomes of existing or future litigation or dispute resolution proceedings against us or customers (project owners, developers, general contractors, etc.), subcontractors or suppliers, as well as failure to promptly recover significant working capital invested in projects subject to such matters; revisions of estimates of contract risks, revenue or costs; economic factors, such as inflation, tariffs, the timing of new awards, or the pace of project execution, which have resulted and may continue to result in losses or lower than anticipated profit; contract requirements to perform extra work beyond the initial project scope, which has and in the future could result in disputes or claims and adversely affect our working capital, profits and cash flows; risks and other uncertainties associated with estimates and assumptions used to prepare our financial statements; a significant slowdown or decline in economic conditions, such as those presented during a recession; failure to meet contractual schedule requirements, which could result in higher costs and reduced profits or, in some cases, exposure to financial liability for liquidated damages and/or damages to customers, as well as damage to our reputation; possible systems and information technology interruptions and breaches in data security and/or privacy; decreases or delays in the level of federal, state and local government spending for infrastructure and other public projects; an inability to obtain bonding could have a negative impact on our operations and results; inability to attract and retain our key officers, and to adequately plan for their succession, and hire and retain personnel required to execute and perform on our contracts; the impact of inclement weather conditions, disasters and other catastrophic events outside of our control on projects; risks related to our international operations, such as uncertainty of U.S. government funding, as well as economic, political, regulatory and other risks, including risks of loss due to acts of war, labor conditions, and other unforeseeable events in countries where we do business, which could adversely affect our revenue and earnings; client cancellations of, delays in, or reductions in scope under contracts reported in our backlog, as well as prospective project opportunities, including as a result of government-related mandates; failure of our joint venture partners to perform their venture obligations, which could impose additional financial and performance obligations on us, resulting in reduced profits or losses and/or reputational harm; increased competition and failure to secure new contracts; risks related to government contracts (including government shutdowns) and related procurement regulations; violations of the U.S. Foreign Corrupt Practices Act and similar worldwide anti-bribery laws; significant fluctuations in the market price of our common stock, which could result in substantial losses for shareholders and potentially subject us to securities litigation; failure to meet our obligations under our debt agreements (especially in a high interest rate environment); downgrades in our credit ratings; public health crises, such as COVID-19, have adversely impacted, and could in the future adversely impact, our business, financial condition and results of operations by, among other things, delaying the timing of project bids and/or awards and the timing of dispute resolutions and associated collections; physical and regulatory risks related to climate change; impairment of our goodwill or other indefinite-lived intangible assets; the exertion of influence over the Company by our executive chairman due to his position and significant ownership interests; and other risks and uncertainties discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed on February 27, 2025 and in other reports that we file with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-

looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contact:

Tutor Perini Corporation
Jorge Casado, 818-362-8391
Senior Vice President, Investor Relations & Corporate Communications
www.tutorperini.com
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